UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 24, 2019

HEXION INC.
(Exact Name of Registrant as Specified in Its Charter)
 New Jersey
(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

614-225-4000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None		None
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
Senior Notes Offering
On June 19, 2019, Hexion Inc. (the “Company”) issued a news release, pursuant to Rule 135c of the Securities Act of 1933, as amended (the “Securities Act”), announcing its intent to offer $450,000,000 aggregate principal amount of new senior unsecured notes due 2027 (the “Notes”).

On June 25, 2019, the Company priced $450,000,000 aggregate principal amount of 7.875% Senior Notes due 2027 at an issue price of 100%. The offering of the notes is expected to close July 1, 2019 and is subject to the Company’s emergence from bankruptcy and other customary closing conditions.

Confirmation of Plan of Reorganization

On June 24, 2019, the Company issued a news release announcing that the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) has confirmed the Company’s financial de-leveraging plan of reorganization (the “Plan”). Hexion expects to emerge from Chapter 11 in early July. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01        Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	News Release, dated June 24, 2019, announcing Hexion Inc. Receives Court Confirmation for De-Leveraging Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXION INC.

Date:	June 26, 2019	By:	/s/ George F. Knight
George F. Knight
Executive Vice President and Chief Financial Officer